Investment Strategy - ONEFUND S&P 500®	Jul. 29, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]

The Fund seeks to achieve its investment objective by investing in a portfolio of assets whose performance, before fees and expenses, is expected to match approximately the performance of the Index. The Fund expects that its portfolio will consist primarily of securities of issuers included in the Index. The Index is designed to measure the performance of 500 U.S. companies chosen for market size, liquidity and industry grouping, among other factors. In some instances, one or more of the 500 companies may have more than one share class included in the Index. Overall Fund positions will be typically assessed and if necessary rebalanced quarterly and at other intervals as the Adviser deems appropriate, bearing in mind that the Index is also typically rebalanced quarterly, in order to seek to achieve the Fund’s investment objective.

The Index is maintained in accordance with the index methodology of the S&P 500. It measures the performance of 500 companies, all of which are listed on national stock exchanges and include companies from 11 different industry sectors. The weight of each company’s stock in the Index is typically proportionate to the company’s market capitalization. As a result, companies with the largest market capitalizations will tend to have the highest weights within the Index.

As of June 30, 2025, the minimum threshold for adding companies to the Index was a market capitalization of $22.7 billion or higher, and the average market capitalization of the 500 companies was $109.2 billion. The Fund may change its target index if Fund management believes a different index would better enable the Fund to match the performance of the market segment represented by the Index.

The Fund will invest, under normal circumstances, at least 80% of its net assets and borrowings for investment purposes in securities of issuers included in the Index. Under normal circumstances, the Adviser expects the Fund to invest the remaining portion of its portfolio, which may be up to 20% of the Fund’s net assets and borrowings, in: (i) securities that have economic characteristics similar to securities of the companies within the Index, or are intended to track the performance of the Index as a whole (which may include securities of other investment companies, such as exchange-traded funds), or (ii) cash, cash equivalents and U.S. Government securities. In certain situations where, for example, the Fund’s access to certain issuers is, in the Adviser’s view, limited, the Fund may not hold securities of all of the companies within the Index. The Fund may sell securities that are represented in the Index in anticipation of their removal from the Index, or buy securities that are not yet represented in the Index in anticipation of their addition to the Index.

The Fund may concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or sector to approximately the same extent that the Index is so concentrated. As of the date of this Prospectus, a significant portion of the Fund’s assets was invested in the information technology sector, although this may change from time to time.